UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23199

First Trust High Yield Opportunities 2027 Term Fund
(Exact name of registrant as specified in charter)

120 East Liberty Drive
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive
Wheaton, IL 60187
(Name and address of agent for service)

registrant's telephone number, including area code: 630-765-8000

Date of fiscal year end: May 31

Date of reporting period: November 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a) The Report to Shareholders is attached herewith.

(b)

First Trust
High Yield Opportunities 2027 Term Fund (FTHY)
Semi-Annual Report
For the Period June 25, 2020
(Commencement of Operations)
Through November 30, 2020

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Semi-Annual Report
November 30, 2020
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust High Yield Opportunities 2027 Term Fund (the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Principal Risks” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

Shareholder Letter
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Semi-Annual Letter from the Chairman and CEO
November 30, 2020
Dear Shareholders,
First Trust is pleased to provide you with the semi-annual report for the First Trust High Yield Opportunities 2027 Term Fund (the “Fund”), which contains detailed information about the Fund since its inception on June 25, 2020, to November 30, 2020.
Is anybody else ready for 2020 to be over? This year has really tested people in so many ways. As of the midpoint of December 2020, the U.S. had only recovered 56% of the 22 million jobs lost in the coronavirus (“COVID-19”) pandemic recession, according to the U.S. Department of Labor. Feeding America, a hunger relief organization, recently reported that as many as 50 million people in the U.S. have experienced food insecurity in 2020, up from around 35 million last year, according to National Public Radio. As has been the case for as long as I can remember, the good citizens that make up our great country rise to the occasion when presented with a challenge. Often the response calls for some degree of ingenuity, but sometimes tapping into our generosity is enough. An estimated $2.47 billion was raised in the U.S. during the ninth annual Giving Tuesday on December 1, 2020, which represented a 25% increase from the $1.97 billion raised in 2019, according to Philanthropy News Digest. The number of people that participated in Giving Tuesday increased by 29% to 34.8 million. Now that is working the problem!
Are you the type of person who believes the glass is half-full or half-empty? I am in the half-full camp. When I look at the performance of the U.S. stock and bond markets, I’m seeing optimism about where Corporate America is headed. The S&P 500® Index posted a total return of 19.98% for the six-month period ended November 30, 2020, compared to 6.33% for the ICE BofA U.S. Corporate Bond Index, according to Bloomberg. The returns are also positive on a year-to-date basis. From December 31, 2019 through November 30, 2020, the S&P 500® Index and ICE BofA U.S. Corporate Bond Index returned 14.02% and 9.27%, respectively.
Do you follow politics? I do. Politics impact the markets over time, particularly when legislative change is involved. With the November 2020 election results certified, we now know that Joe Biden will be sworn in as our next president on January 20, 2021. We also know that the House of Representatives will remain under the control of the Democratic party. And, with the results of the January 5, 2021 Georgia Senate run-off races (pending state certification), we also know that Vice-President elect Kamala Harris will be the deciding vote in the Senate on any 50-50 splits. Historically, from 1950 through 2019, a Democratic Congress generated an average annual return of 10.7% for the S&P 500® Index, compared to 13.4% for a Republican Congress, according to LPL Research and Bloomberg. Stay tuned.
By the time you read this, the U.S. Food and Drug Administration will have approved at least two COVID-19 vaccines for emergency use. Both these vaccines were found to have an efficacy rate of approximately 95% on humans in late clinical testing, which, in my opinion, should give people willing to take the vaccine another level of confidence. The fact that it only took 8-9 months for these vaccines to reach the public is astounding. History tells us that it should have taken at least 18 months, and even that would have been hailed as a major accomplishment. This achievement is another example of the kind of cutting-edge ingenuity brought to bear in the U.S. day in and day out during the COVID-19 pandemic.
We are encouraged about the prospects for the economy and the markets, but investors should be prepared to weather some volatility until the COVID-19 pandemic is better contained. As always, we encourage investors to stay the course!
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
“AT A GLANCE”
As of November 30, 2020 (Unaudited)
Fund Statistics
Symbol on New York Stock Exchange	FTHY
Common Share Price	$19.84
Common Share Net Asset Value (“NAV”)	$21.24
Premium (Discount) to NAV	(6.59)%
Net Assets Applicable to Common Shares	$780,020,939
Current Distribution per Common Share(1)	$0.1194
Current Annualized Distribution per Common Share	$1.4328
Current Distribution Rate on Common Share Price(2)	7.22%
Current Distribution Rate on NAV(2)	6.75%
Common Share Price & NAV (weekly closing price)

Performance
Cumulative Total Returns
Inception (6/25/20) to 11/30/20
Fund Performance(3)
NAV	8.12%
Market Value	1.00%
Index Performance
ICE BofA US High Yield Constrained Index	8.65%
(1)	Most recent distribution paid or declared through 11/30/2020. Subject to change in the future.
(2)	Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share Price or NAV, as applicable, as of 11/30/2020. Subject to change in the future.
(3)	Total return is based on the combination of reinvested dividend, capital gain, and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
“AT A GLANCE” (Continued)
As of November 30, 2020 (Unaudited)
Credit Quality (S&P Ratings)(4)	% of Senior Loans and other Debt Securities(5)
BBB	1.5%
BBB-	0.3
BB+	1.9
BB	4.9
BB-	7.9
B+	14.8
B	27.3
B-	17.7
CCC+	17.8
CCC	3.0
D	2.3
Not Rated	0.6
Total	100.0%

Top 10 Issuers	% of Senior Loans and other Securities(5)
Bausch Health Cos., Inc.	3.5%
Asurion, LLC	3.3
Endo, LLC	3.1
Cemex S.A.B. de C.V.	2.8
Tenet Healthcare Corp.	2.3
athenahealth, Inc. (VVC Holding Corp.)	2.3
Mallinckrodt International Finance S.A.	2.3
Sinclair Television Group, Inc.	2.1
PG&E Corp.	2.0
Internet Brands, Inc. (WebMD/MH Sub I, LLC)	2.0
Total	25.7%
Industry Classification	% of Senior Loans and other Securities(5)
Health Care Providers & Services	14.1%
Software	12.3
Media	12.3
Pharmaceuticals	10.0
Hotels, Restaurants & Leisure	9.9
Insurance	5.3
Diversified Consumer Services	4.5
Entertainment	4.2
Diversified Telecommunication Services	2.9
Building Products	2.8
Health Care Technology	2.7
Electric Utilities	2.2
Specialty Retail	1.7
Containers & Packaging	1.7
Diversified Financial Services	1.5
Communications Equipment	1.3
Automobiles	1.1
Food & Staples Retailing	1.1
Food Products	0.9
Aerospace & Defense	0.8
Auto Components	0.8
Commercial Services & Supplies	0.7
Professional Services	0.7
IT Services	0.6
Airlines	0.6
Independent Power & Renewable Electricity Producers	0.5
Technology Hardware, Storage & Peripherals	0.5
Construction Materials	0.5
Machinery	0.5
Construction & Engineering	0.4
Capital Markets	0.3
Consumer Finance	0.3
Personal Products	0.1
Life Sciences Tools & Services	0.1
Household Products	0.1
Electrical Equipment	0.0*
Interactive Media & Services	0.0*
Total	100.0%

*	Amount is less than 0.1%.

(4)	The ratings are by Standard & Poor’s except where otherwise indicated. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations except for those debt obligations that are only privately rated. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.
(5)	Percentages are based on long-term positions. Money market funds are excluded.

Portfolio Commentary
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Semi-Annual Report
November 30, 2020 (Unaudited)
Advisor
The First Trust Advisors L.P. (“First Trust”) Leveraged Finance Team is comprised of 17 experienced investment professionals specializing in below investment grade securities. The team is comprised of portfolio management, research, trading and operations personnel. As of November 30, 2020, the First Trust Leveraged Finance Team managed or supervised approximately $5.70 billion in senior secured bank loans and high-yield bonds. These assets are managed across various strategies, including three closed-end funds, an open-end fund, three exchange-traded funds, and a series of unit investment trusts on behalf of retail and institutional clients.
Portfolio Management Team
William Housey, CFA – Managing Director of Fixed Income, Senior Portfolio Manager
Jeffrey Scott, CFA – Senior Vice President, Deputy Chief Credit Officer and Portfolio Manager
Orlando Purpura, CFA, CMT – Senior Vice President, Chief Credit Officer and Portfolio Manager
Commentary
First Trust High Yield Opportunities 2027 Term Fund
The investment objective of the First Trust High Yield Opportunities 2027 Term Fund (“FTHY” or the “Fund”) is to provide current income. Under normal market conditions, the Fund will seek to achieve its investment objective by investing at least 80% of its Managed Assets in high yield debt securities of any maturity that are rated below investment grade at the time of purchase or unrated securities determined by the Advisor to be of comparable quality. High yield debt securities include U.S. and non-U.S. corporate debt obligations and senior, secured floating rate loans (“Senior Loans”). Securities rated below investment grade are commonly referred to as “junk” or “high yield” securities and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. There can be no assurance that the Fund will achieve its investment objective or that the Fund’s investment strategies will be successful.
Market Recap
For the period from the Fund’s inception on June 25, 2020 through November 30, 2020, the markets experienced heightened volatility leading up to the U.S. presidential election in November 2020, however, after the election, markets seemed to calm with the notion that the most likely outcome would be a divided government. The implication being that the risk of significant changes to tax and regulatory policy, that could stunt economic growth, would be reduced. In addition, while the number of coronavirus (“COVID-19”) cases and hospitalizations continued to climb rapidly, there was positive news with respect to the potential for effective vaccines to fight the COVID-19 pandemic that could be available as soon as late December 2020. This combination resulted in equity markets posting new all-time highs and surging into the end of the period. The equity market, as measured by the S&P 500® Index, was up 18.30% during the period from the Fund’s inception through November 30, 2020. Interest rates, as measured by the 10-Year U.S. Treasury yield increased over the period as the economy began to show signs of recovery. Interest rates entered the period at 0.65% and steadily rose to 0.84% by the end of November. Fixed income markets followed equities with lower quality assets outperforming higher quality assets during the period. Senior loans, as measured by the S&P/LSTA Leveraged Loan Index and high-yield bonds, as measured by the ICE BofA US High Yield Constrained Index (the “Index”), returned 6.05% and 8.65%, respectively, for the period from the Fund’s inception through November 30, 2020.
High-Yield Bond Market
High-yield bond spreads over U.S. Treasuries improved 196 basis points (“bps”) from June 25, 2020 to end the period at T+435 bps as of November 30, 2020. The spread is below the long-term average spread over U.S. Treasuries of T+566 bps (December 1997 – November 2020). High-yield bond funds experienced robust inflows during the period as investor’s appetite for yield drove strong demand.
Lower quality high-yield bonds (CCC rated) outperformed higher quality high-yield bonds (B rated or above) in the period, which was a reversal of the trend experienced earlier in the year. High-yield bond issues rated CCC returned 13.94%, outperforming the 7.77% return of B rated issues, and outperforming the 7.98% return of issues rated BB in the period. The average price of high-yield bonds in the market increased from $95.05 in the beginning of the period to $103.06 at the end of the period.
During the period, default rates remained relatively flat within the JP Morgan High-Yield Bond Universe. The last twelve months (“LTM”) default rate within the high-yield bond market ended the period at 6.15%, slightly below the 6.19% default rate reported in June 2020. The current default rate is above the long-term average default rate of 3.18% dating back to March 1999. Looking forward, we anticipate high-yield bond market default rates to remain above the long-term averages through 2021 but anticipate a decline in the default rate as the economy recovers and the introduction of vaccines bring a recovery to the industries most impacted by COVID-19.

Portfolio Commentary (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Semi-Annual Report
November 30, 2020 (Unaudited)
Performance Analysis
The Fund was initially funded with $665M on June 25, 2020. By July 31, 2020, the net assets increased to $683M and a total of $905M, including leverage, was invested and traded. The net assets increased in August primarily due to the receipt of $69.4M in “Greenshoe”1 proceeds on August 11, 2020. As spreads increased in September on the back of equity volatility, the Fund capitalized, and ended September with $1.06B invested, including leverage. The Fund ended November with $1.09B invested and leverage of 28.24%.
Since the Fund’s inception on June 25, 2020 through November 30, 2020, the Fund’s net asset value (“NAV”) and market price returns2 were 8.12% and 1.00%, respectively. This compares to the Index return of 8.65% over the same period. Due to the Fund’s NAV increasing more than its market value since inception, the Fund’s discount to NAV widened, ending November at a discount of -6.59%. At the end of November, the Fund was well diversified across 222 securities (average position size of 0.45%) with the top 10 issuers comprising 25.69% of the Fund. The Fund was also well diversified across 37 different industries, the largest of which was healthcare providers & services at 14.05%, followed by software at 12.32% and media at 12.30%. Additionally, the Fund held 68.47% of its total assets in high-yield bonds at November 30, 2020.
High-yield spreads tightened from 645 bps at the end of June 2020 to 542 bps by the end of September 2020, which we refer to as the ramping up period. Due to risk assets generating strong positive returns over the ramping up period, the Fund’s cash position throughout the ramping up period was the largest headwind to relative performance since the Fund’s inception. However, the Fund’s use of leverage later in the ramping up period partially mitigated the cash drag. Since its inception, the Fund has benefited from strong security selection in the media and healthcare industries as the Fund’s holdings in these industries outperformed the Index industries over this period. Within the media industry, the Fund’s primary driver of outperformance was the Fund’s overweight position in a television broadcaster, which benefited from continued ratings momentum and improvement in operating and financial metrics during the period. Within the healthcare industry, the Fund’s primary drivers of outperformance were the Fund’s overweight positions in a pharmaceutical company and a managed healthcare services company, which significantly outperformed the broader healthcare industry during the period.
Detractors from the Fund’s performance include overweight positions in the technology & electronics and insurance industries, which generated positive returns that underperformed the Index since the Fund’s inception. The Fund had a 16.89% weight to technology & electronics and a 9.93% weight to the insurance industry, compared to the Index weights of 4.80% and 1.07%, respectively.
From an income perspective, the monthly distributions began in September 2020 at $0.1194 per share, and remained unchanged at $0.1194 per share through November 2020, which equates to an annualized distribution rate of 6.75% at NAV and 7.22% at market price. The Fund’s leverage was 28.24% at the end of November 2020.
The Fund’s LTM default rate was 1.97% at November 30, 2020. The JP Morgan US High Yield Bond Universe default rate was 6.15%. Since inception, the Fund has experienced one default, which compares to 19 within the JP Morgan US High Yield Bond Universe during the same period. The Fund’s one default was a secured debt position in a pharmaceutical company that generated strong positive contribution to performance during the period.
Market and Fund Outlook
We believe high-yield bonds are supported by spreads that are modestly below the long-term average, opportunistic pockets of value across ratings and industries, a low interest rate environment and an improving U.S. economy. In the near term, we anticipate that the high-yield bond market will face a consistent level of defaults as the economy recovers. We believe individual credits that came into this recession with too much leverage and sectors most impacted by COVID-19 will face a higher likelihood of default, including, but not limited to the energy, travel, leisure and retail sectors, in no particular order. However, as time passes, we believe the default rate will begin to fall.
As we evaluate existing and new investment opportunities in this environment, our decisions will continue to be rooted in our rigorous bottom-up credit analysis process and our focus will remain on identifying the opportunities that we believe offer the best risk and reward balance.
[1]	A “Greenshoe” is a clause contained in the underwriting agreement of an initial public offering that allows underwriters to buy up to an additional 15% of company shares at the offering price.
[2]	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Portfolio of Investments
November 30, 2020 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES – 77.0%
	Aerospace & Defense – 1.1%
$158,000	Booz Allen Hamilton, Inc. (a) (b)	3.88%	09/01/28	$163,431
491,000	Science Applications International Corp. (a) (b)	4.88%	04/01/28	518,850
667,000	Spirit AeroSystems, Inc. (a) (b)	5.50%	01/15/25	709,521
6,000,000	Spirit AeroSystems, Inc. (a) (b)	7.50%	04/15/25	6,431,280
1,000,000	TransDigm, Inc. (a) (b)	6.25%	03/15/26	1,061,255
				8,884,337
	Airlines – 0.8%
6,000,000	Mileage Plus Holdings, LLC/Mileage Plus Intellectual Property Assets Ltd. (a) (b)	6.50%	06/20/27	6,517,500
	Apparel Retail – 1.3%
3,000,000	Nordstrom, Inc. (a) (b)	8.75%	05/15/25	3,358,273
7,293,000	Nordstrom, Inc. (b)	4.00%	03/15/27	7,109,494
				10,467,767
	Application Software – 1.8%
638,000	BY Crown Parent, LLC/BY Bond Finance, Inc. (a) (b)	4.25%	01/31/26	656,343
935,000	Go Daddy Operating Co., LLC/GD Finance Co, Inc. (a) (b)	5.25%	12/01/27	985,841
3,786,000	j2 Cloud Services, LLC/j2 Cloud Co-Obligor, Inc. (a) (b)	6.00%	07/15/25	3,962,806
2,298,000	LogMeIn, Inc. (a) (b)	5.50%	09/01/27	2,387,047
5,975,000	Solera, LLC/Solera Finance, Inc. (a) (b)	10.50%	03/01/24	6,221,469
				14,213,506
	Auto Parts & Equipment – 1.1%
2,000,000	American Axle & Manufacturing, Inc. (b)	6.25%	04/01/25	2,072,320
6,315,000	Gates Global, LLC/Gates Corp. (a) (b)	6.25%	01/15/26	6,625,509
				8,697,829
	Automobile Manufacturers – 1.5%
4,021,000	Ford Motor Co. (b)	8.80%	04/21/23	4,513,753
1,000,000	Ford Motor Co. (b)	9.00%	04/22/25	1,216,515
4,043,000	Ford Motor Co. (b)	9.63%	04/22/30	5,634,709
333,000	Penske Automotive Group, Inc. (b)	3.50%	09/01/25	338,002
				11,702,979
	Automotive Retail – 1.0%
83,000	Group 1 Automotive, Inc. (a) (b)	4.00%	08/15/28	85,036
6,836,000	KAR Auction Services, Inc. (a) (b)	5.13%	06/01/25	7,056,119
649,000	Lithia Motors, Inc. (a) (b)	4.38%	01/15/31	689,968
				7,831,123
	Broadcasting – 13.0%
4,215,000	Cumulus Media New Holdings, Inc. (a) (b)	6.75%	07/01/26	4,116,854
1,550,000	Diamond Sports Group, LLC/Diamond Sports Finance Co. (a) (b)	5.38%	08/15/26	1,204,156
9,524,000	Diamond Sports Group, LLC/Diamond Sports Finance Co. (a)	6.63%	08/15/27	5,473,443
5,708,000	Gray Television, Inc. (a) (b)	5.88%	07/15/26	5,975,562
8,000,000	Gray Television, Inc. (a) (b)	7.00%	05/15/27	8,830,000
4,200,000	Gray Television, Inc. (a) (b)	4.75%	10/15/30	4,263,000
5,562,000	iHeartCommunications, Inc. (b)	8.38%	05/01/27	5,910,654
1,000,000	iHeartCommunications, Inc. (a) (b)	4.75%	01/15/28	1,011,690
7,563,000	Nexstar Broadcasting, Inc. (a) (b)	5.63%	07/15/27	8,075,885
2,809,000	Nexstar Broadcasting, Inc. (a) (b)	4.75%	11/01/28	2,895,868
8,296,000	Scripps Escrow, Inc. (a) (b)	5.88%	07/15/27	8,368,590
524,000	Sinclair Television Group, Inc. (a) (b)	5.88%	08/01/24	534,886
9,589,000	Sinclair Television Group, Inc. (a) (b)	5.13%	03/15/26	9,766,972

See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Portfolio of Investments (Continued)
November 30, 2020 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Broadcasting (Continued)
$11,911,000	Sinclair Television Group, Inc. (a) (b)	5.63%	02/15/27	$11,724,891
163,000	TEGNA, Inc. (a) (b)	4.75%	03/15/26	173,187
3,000,000	TEGNA, Inc. (a) (b)	4.63%	03/15/28	3,071,250
9,000,000	TEGNA, Inc. (b)	5.00%	09/15/29	9,475,290
10,135,000	Univision Communications, Inc. (a) (b)	6.63%	06/01/27	10,838,116
				101,710,294
	Cable & Satellite – 1.5%
2,850,000	CSC Holdings, LLC (a) (b)	7.50%	04/01/28	3,181,312
5,000,000	CSC Holdings, LLC (a) (b)	5.75%	01/15/30	5,418,775
3,000,000	CSC Holdings, LLC (a) (b)	4.63%	12/01/30	3,075,255
250,000	CSC Holdings, LLC (a) (b)	3.38%	02/15/31	243,438
				11,918,780
	Casinos & Gaming – 7.8%
309,000	Boyd Gaming Corp. (a) (b)	8.63%	06/01/25	343,667
9,305,000	Boyd Gaming Corp. (b)	6.38%	04/01/26	9,678,503
6,695,000	Boyd Gaming Corp. (b)	6.00%	08/15/26	6,987,906
7,500,000	Caesars Entertainment, Inc. (a) (b)	6.25%	07/01/25	7,993,500
6,000,000	Caesars Entertainment, Inc. (a) (b)	8.13%	07/01/27	6,607,500
3,471,000	Caesars Resort Collection, LLC/CRC Finco, Inc. (a) (b)	5.75%	07/01/25	3,679,260
4,500,000	Caesars Resort Collection, LLC/CRC Finco, Inc. (a) (b)	5.25%	10/15/25	4,505,917
1,000,000	MGM Resorts International (b)	7.75%	03/15/22	1,069,575
4,029,000	MGM Resorts International (b)	6.75%	05/01/25	4,335,003
6,000,000	Scientific Games International, Inc. (a) (b)	8.63%	07/01/25	6,487,440
2,659,000	Station Casinos, LLC (a) (b)	5.00%	10/01/25	2,683,928
2,581,000	Station Casinos, LLC (a) (b)	4.50%	02/15/28	2,547,124
4,000,000	Twin River Worldwide Holdings, Inc. (a) (b)	6.75%	06/01/27	4,187,500
				61,106,823
	Communications Equipment – 1.7%
6,190,000	CommScope Technologies, LLC (a) (b)	6.00%	06/15/25	6,351,249
7,000,000	CommScope Technologies, LLC (a) (b)	5.00%	03/15/27	6,978,125
				13,329,374
	Construction & Engineering – 0.6%
4,301,000	Pike Corp. (a) (b)	5.50%	09/01/28	4,516,050
	Construction Materials – 0.7%
5,167,000	Summit Materials, LLC/Summit Materials Finance Corp. (a) (b)	5.25%	01/15/29	5,393,056
	Consumer Finance – 0.4%
214,000	Black Knight InfoServ, LLC (a) (b)	3.63%	09/01/28	217,478
3,056,000	FirstCash, Inc. (a) (b)	4.63%	09/01/28	3,145,770
				3,363,248
	Data Processing & Outsourced Services – 0.9%
6,594,000	Cardtronics, Inc./Cardtronics USA, Inc. (a) (b)	5.50%	05/01/25	6,832,340
	Electric Utilities – 2.2%
6,117,000	PG&E Corp. (b)	5.00%	07/01/28	6,538,002
8,000,000	PG&E Corp. (b)	5.25%	07/01/30	8,730,000
1,588,000	Vistra Operations Co., LLC (a) (b)	5.00%	07/31/27	1,681,057
				16,949,059
	Electrical Components & Equipment – 0.1%
333,000	Sensata Technologies, Inc. (a) (b)	3.75%	02/15/31	338,411
See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Portfolio of Investments (Continued)
November 30, 2020 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Food Distributors – 0.7%
$5,078,000	US Foods, Inc. (a) (b)	5.88%	06/15/24	$5,157,344
512,000	US Foods, Inc. (a) (b)	6.25%	04/15/25	545,218
				5,702,562
	Food Retail – 0.7%
4,372,000	Albertsons Cos., Inc./Safeway, Inc./New Albertsons L.P./Albertsons, LLC (a) (b)	7.50%	03/15/26	4,915,768
628,000	Albertsons Cos., Inc./Safeway, Inc./New Albertsons L.P./Albertsons, LLC (a) (b)	5.88%	02/15/28	679,301
				5,595,069
	Health Care Facilities – 4.1%
1,312,000	Acadia Healthcare Co., Inc. (a) (b)	5.00%	04/15/29	1,385,800
220,000	Encompass Health Corp. (b)	5.13%	03/15/23	221,902
1,000,000	Encompass Health Corp. (b)	4.75%	02/01/30	1,065,810
3,605,000	Select Medical Corp. (a) (b)	6.25%	08/15/26	3,853,889
5,000,000	Tenet Healthcare Corp. (b)	7.00%	08/01/25	5,172,975
19,000,000	Tenet Healthcare Corp. (a) (b)	6.25%	02/01/27	19,929,005
				31,629,381
	Health Care Services – 3.8%
4,704,000	DaVita, Inc. (a) (b)	4.63%	06/01/30	4,948,020
9,008,000	Global Medical Response, Inc. (a) (b)	6.50%	10/01/25	9,289,500
2,500,000	MEDNAX, Inc. (a) (b)	6.25%	01/15/27	2,678,175
905,000	Providence Service (The) Corp. (a) (b)	5.88%	11/15/25	962,237
5,000,000	US Renal Care, Inc. (a) (b)	10.63%	07/15/27	5,537,500
5,580,000	Verscend Escrow Corp. (a) (b)	9.75%	08/15/26	6,071,737
				29,487,169
	Health Care Technology – 2.0%
15,452,000	Change Healthcare Holdings, LLC/Change Healthcare Finance, Inc. (a) (b)	5.75%	03/01/25	15,722,410
	Hotels, Resorts & Cruise Lines – 0.0%
289,000	Wyndham Hotels & Resorts, Inc. (a) (b)	4.38%	08/15/28	296,406
	Household Products – 0.1%
650,000	Energizer Holdings, Inc. (a) (b)	4.38%	03/31/29	664,268
	Human Resource & Employment Services – 0.2%
1,395,000	Tempo Acquisition, LLC/Tempo Acquisition Finance Corp. (a) (b)	6.75%	06/01/25	1,431,619
	Independent Power Producers & Energy Traders – 0.7%
5,066,000	Calpine Corp. (a) (b)	5.13%	03/15/28	5,332,548
333,000	Calpine Corp. (a) (b)	4.63%	02/01/29	344,322
83,000	Calpine Corp. (a) (b)	5.00%	02/01/31	87,689
				5,764,559
	Industrial Machinery – 0.7%
5,000,000	Vertical US Newco, Inc. (a) (b)	5.25%	07/15/27	5,259,375
	Insurance Brokers – 5.5%
18,919,000	Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer (a) (b)	6.75%	10/15/27	20,275,303
9,475,000	AmWINS Group, Inc. (a) (b)	7.75%	07/01/26	10,266,731
1,630,000	AssuredPartners, Inc. (a) (b)	7.00%	08/15/25	1,688,053

See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Portfolio of Investments (Continued)
November 30, 2020 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Insurance Brokers (Continued)
$10,000,000	HUB International Ltd. (a) (b)	7.00%	05/01/26	$10,447,550
				42,677,637
	Integrated Telecommunication Services – 3.1%
1,425,000	Frontier Communications Corp. (a) (b) (c)	5.88%	10/15/27	1,502,484
2,175,000	Frontier Communications Corp. (a) (b) (c)	5.00%	05/01/28	2,213,063
8,783,000	Frontier Communications Corp. (a) (b) (c)	6.75%	05/01/29	9,112,362
11,009,000	Zayo Group Holdings, Inc. (a) (b)	6.13%	03/01/28	11,610,246
				24,438,155
	Interactive Media & Services – 0.0%
316,000	ANGI Group, LLC (a) (b)	3.88%	08/15/28	313,038
	Investment Banking & Brokerage – 0.5%
3,000,000	LPL Holdings, Inc. (a) (b)	5.75%	09/15/25	3,112,560
500,000	LPL Holdings, Inc. (a) (b)	4.63%	11/15/27	514,063
				3,626,623
	Leisure Facilities – 0.3%
1,000,000	Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp. (b)	5.38%	06/01/24	1,007,500
1,107,000	Six Flags Entertainment Corp. (a) (b)	4.88%	07/31/24	1,104,642
				2,112,142
	Managed Health Care – 0.8%
6,572,000	MPH Acquisition Holdings, LLC (a) (b)	5.75%	11/01/28	6,444,668
	Metal & Glass Containers – 0.8%
1,163,000	Owens-Brockway Glass Container, Inc. (a) (b)	5.38%	01/15/25	1,242,834
4,253,000	Owens-Brockway Glass Container, Inc. (a) (b)	6.63%	05/13/27	4,611,847
				5,854,681
	Movies & Entertainment – 3.8%
2,341,000	AMC Entertainment Holdings, Inc. (a) (b)	10.50%	04/15/25	1,881,579
17,108,000	Cinemark USA, Inc. (b)	5.13%	12/15/22	16,637,530
4,000,000	Live Nation Entertainment, Inc. (a) (b)	4.88%	11/01/24	3,976,000
4,380,000	Live Nation Entertainment, Inc. (a) (b)	5.63%	03/15/26	4,430,370
2,620,000	Live Nation Entertainment, Inc. (a) (b)	4.75%	10/15/27	2,588,075
				29,513,554
	Packaged Foods & Meats – 0.3%
2,500,000	Post Holdings, Inc. (a) (b)	4.63%	04/15/30	2,614,075
	Paper Packaging – 1.2%
8,397,000	Graham Packaging Co., Inc. (a) (b)	7.13%	08/15/28	9,000,534
	Personal Products – 0.2%
1,389,000	Prestige Brands, Inc. (a) (b)	5.13%	01/15/28	1,472,166
	Pharmaceuticals – 3.0%
792,000	Bausch Health Americas, Inc. (a) (b)	9.25%	04/01/26	880,308
3,854,000	Bausch Health Americas, Inc. (a) (b)	8.50%	01/31/27	4,244,853
667,000	Emergent BioSolutions, Inc. (a) (b)	0.00%	08/15/28	675,754
1,000,000	Horizon Therapeutics USA, Inc. (a) (b)	5.50%	08/01/27	1,057,940
10,850,000	Par Pharmaceutical, Inc. (a) (b)	7.50%	04/01/27	11,732,214
4,885,000	West Street Merger Sub, Inc. (a) (b)	6.38%	09/01/25	5,022,391
				23,613,460
See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Portfolio of Investments (Continued)
November 30, 2020 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Publishing – 0.2%
$1,389,000	Meredith Corp. (a) (b)	6.50%	07/01/25	$1,487,098
	Research & Consulting Services – 0.7%
1,436,000	Nielsen Finance, LLC/Nielsen Finance Co. (a) (b)	5.00%	04/15/22	1,437,436
2,128,000	Nielsen Finance, LLC/Nielsen Finance Co. (a) (b)	5.63%	10/01/28	2,272,331
1,334,000	Nielsen Finance, LLC/Nielsen Finance Co. (a) (b)	5.88%	10/01/30	1,468,234
				5,178,001
	Restaurants – 1.8%
4,755,000	IRB Holding Corp. (a) (b)	7.00%	06/15/25	5,179,503
8,118,000	IRB Holding Corp. (a) (b)	6.75%	02/15/26	8,412,277
				13,591,780
	Security & Alarm Services – 0.3%
2,000,000	Brink’s (The) Co. (a) (b)	4.63%	10/15/27	2,110,650
	Specialized Consumer Services – 1.6%
2,794,000	Aramark Services, Inc. (a) (b)	6.38%	05/01/25	2,979,103
4,471,000	Aramark Services, Inc. (b)	4.75%	06/01/26	4,567,126
4,706,000	Aramark Services, Inc. (a) (b)	5.00%	02/01/28	4,953,065
				12,499,294
	Specialty Chemicals – 0.2%
1,274,000	Avantor Funding, Inc. (a) (b)	4.63%	07/15/28	1,342,478
	Systems Software – 1.5%
3,500,000	Banff Merger Sub, Inc. (a) (b)	9.75%	09/01/26	3,749,900
2,724,000	Boxer Parent Co., Inc. (a) (b)	9.13%	03/01/26	2,941,784
4,917,000	SS&C Technologies, Inc. (a) (b)	5.50%	09/30/27	5,273,482
				11,965,166
	Technology Hardware, Storage & Peripherals – 0.7%
500,000	Dell International, LLC/EMC Corp. (a) (b)	7.13%	06/15/24	518,625
4,833,000	Xerox Holdings Corp. (a) (b)	5.00%	08/15/25	5,032,361
				5,550,986
	Total Corporate Bonds and Notes			600,731,480
	(Cost $575,816,082)
Principal Value	Description	Rate (d)	Stated Maturity (e)	Value
SENIOR FLOATING-RATE LOAN INTERESTS – 43.3%
	Application Software – 10.3%
3,500,000	Epicor Software Corp., Second Lien Term Loan, 1 Mo. LIBOR + 7.75%, 1.00% Floor (b)	8.75%	07/30/28	3,594,080
7,613,508	Epicor Software Corp., Term Loan B, 1 Mo. LIBOR + 4.25%, 1.00% Floor (b)	5.25%	07/30/27	7,618,305
4,082,956	Greeneden U.S. Holdings II, LLC (Genesys Telecommunications Laboratories, Inc.), Term Loan B, 1 Mo. LIBOR + 4.00%, 0.75% Floor (b)	4.75%	11/30/27	4,065,931
1,940,654	Hyland Software, Inc., 2ND Lien TL, 1 Mo. LIBOR + 7.00%, 0.75% Floor (b)	7.75%	07/10/25	1,950,357
10,015,000	Hyland Software, Inc., Term Loan B, 1 Mo. LIBOR + 3.50%, 0.75% Floor (b)	4.25%	07/01/24	9,958,715
9,975,000	Internet Brands, Inc. (WebMD/MH Sub I, LLC), 2020 June New Term Loan, 1 Mo. LIBOR + 3.75%, 1.00% Floor (b)	4.75%	09/13/24	9,862,781

See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Portfolio of Investments (Continued)
November 30, 2020 (Unaudited)
Principal Value	Description	Rate (d)	Stated Maturity (e)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)
	Application Software (Continued)
$7,855,556	Internet Brands, Inc. (WebMD/MH Sub I, LLC), 2ND Lien TL, 1 Mo. LIBOR + 7.50%, 1.00% Floor (b)	7.65%	09/15/25	$7,835,917
3,299,420	Internet Brands, Inc. (WebMD/MH Sub I, LLC), Initial Term Loan, 1 Mo. LIBOR + 3.50%, 0.00% Floor (b)	3.65%	09/13/24	3,227,657
8,525,742	LogMeIn, Inc. (Logan), Term Loan B, 1 Mo. LIBOR + 4.75%, 0.00% Floor (b)	4.89%	08/31/27	8,419,171
14,906,250	Micro Focus International (MA Financeco, LLC), Term Loan B4, 3 Mo. LIBOR + 4.25%, 1.00% Floor (b)	5.25%	06/05/25	14,881,357
4,294,499	Milano Acquisition Corp., Term Loan B, 3 Mo. LIBOR + 4.00%, 0.75% Floor (b)	4.75%	10/01/27	4,247,989
4,566,108	Qlik Technologies (Project Alpha Intermediate Holding, Inc.), Term Loan B, 3 Mo. LIBOR + 3.50%, 1.00% Floor (b)	4.50%	04/26/24	4,474,786
				80,137,046
	Broadcasting – 1.7%
13,568,934	iHeartCommunications, Inc., Incremental Term Loan B, 1 Mo. LIBOR + 4.00%, 0.75% Floor (b)	4.75%	05/01/26	13,359,701
	Casinos & Gaming – 2.7%
3,791,667	Caesars Resort Collection, LLC, Term B-1 Loans, 1 Mo. LIBOR + 4.50%, 0.00% Floor (b)	4.65%	06/30/25	3,753,143
6,753,490	Caesars Resort Collection, LLC, Term Loan B, 1 Mo. LIBOR + 2.75%, 0.00% Floor (b)	2.90%	12/22/24	6,528,126
2,992,268	CityCenter Holdings, LLC, Term Loan B, 3 Mo. LIBOR + 2.25%, 0.75% Floor (b)	3.00%	04/18/24	2,880,447
2,991,584	Golden Nugget, Inc., Term Loan B, 2 Mo. LIBOR + 2.50%, 0.75% Floor (b)	3.25%	10/04/23	2,846,821
4,987,212	Scientific Games International, Inc., Term Loan B5, 1 Mo. LIBOR + 2.75%, 0.00% Floor (b)	2.90%	08/14/24	4,809,568
				20,818,105
	Electric Utilities – 0.8%
6,399,265	PG&E Corp., Exit Term Loan, 3 Mo. LIBOR + 4.50%, 1.00% Floor (b)	5.50%	06/23/25	6,439,260
	Environmental & Facilities Services – 0.7%
279,070	Packers Holdings, LLC, Incremental Term Loan B, 1 Mo. LIBOR + 4.00%, 0.75% Floor (b)	4.75%	12/04/24	277,674
4,987,179	Packers Holdings, LLC, Term Loan B, 1 Mo. LIBOR + 3.00%, 1.00% Floor (b)	4.00%	12/04/24	4,907,385
				5,185,059
	Health Care Services – 10.3%
24,936,709	athenahealth, Inc. (VVC Holding Corp.), Term Loan B, 3 Mo. LIBOR + 4.50%, 0.00% Floor (b)	4.75%	02/15/26	24,749,684
3,794,846	CHG Healthcare Services, Inc., Term Loan, 6 Mo. LIBOR + 3.00%, 1.00% Floor (b)	4.00%	06/07/23	3,746,462
2,989,860	Envision Healthcare Corporation, Initial Term Loan, 1 Mo. LIBOR + 3.75%, 0.00% Floor (b)	3.90%	10/10/25	2,429,591
973,109	Global Medical Response, Inc. (fka Air Medical), 2018 New Term Loan, 4 Mo. LIBOR + 4.25%, 1.00% Floor (b)	5.25%	03/14/25	956,381
2,674,903	Help at Home (HAH Group Holding Company, LLC), Term Loan B, 3 Mo. LIBOR + 5.00%, 1.00% Floor (b)	6.00%	10/31/27	2,648,154
11,826,535	Surgery Centers Holdings, Inc., 2020 Incremental Term Loan, 1 Mo. LIBOR + 8.00%, 1.00% Floor	9.00%	08/31/24	12,041,423
See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Portfolio of Investments (Continued)
November 30, 2020 (Unaudited)
Principal Value	Description	Rate (d)	Stated Maturity (e)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)
	Health Care Services (Continued)
$1,178,909	Surgery Centers Holdings, Inc., Term Loan B, 1 Mo. LIBOR + 3.25%, 1.00% Floor (b)	4.25%	08/31/24	$1,153,221
5,984,496	Team Health, Inc., Term Loan B, 1 Mo. LIBOR + 2.75%, 1.00% Floor (b)	3.75%	02/06/24	5,204,656
14,448,627	U.S. Renal Care, Inc., Term Loan B, 6 Mo. LIBOR + 5.00%, 0.00% Floor (b)	5.15%	06/28/26	14,314,977
12,965,283	Verscend Technologies, Inc., Term Loan B, 1 Mo. LIBOR + 4.50%, 0.00% Floor (b)	4.65%	08/27/25	12,904,475
				80,149,024
	Health Care Technology – 1.7%
1,500,000	Press Ganey (Azalea TopCo, Inc.), 2020 Incremental Term Loan, 1 Mo. LIBOR + 4.00%, 0.75% Floor	4.75%	07/25/26	1,481,250
11,597,657	Zelis Payments Buyer, Inc., Initial Term Loan, 1 Mo. LIBOR + 4.75%, 0.00% Floor (b)	4.90%	09/30/26	11,585,015
				13,066,265
	Industrial Machinery – 0.0%
72,885	Thyssenkrupp Elevator (Vertical U.S. Newco Inc.), Term Loan B, 5 Mo. LIBOR + 4.25%, 0.00% Floor (b)	4.57%	07/31/27	72,653
	Insurance Brokers – 1.8%
2,981,100	BroadStreet Partners, Inc., Incremental Term Loan B-1, 1 Mo. LIBOR + 3.75%, 1.00% Floor	4.75%	01/27/27	2,936,384
8,871,652	HUB International Limited, 2019 Incremental Term Loan B2, 1 Mo. LIBOR + 4.00%, 1.00% Floor (b)	5.00%	04/25/25	8,874,313
1,970,326	Ryan Specialty Group, LLC, Term Loan B, 1 Mo. LIBOR + 3.25%, 0.75% Floor (b)	4.00%	07/23/27	1,960,475
				13,771,172
	Integrated Telecommunication Services – 0.3%
2,493,639	Numericable (Altice France S.A. or SFR), Term Loan B-13, 3 Mo. LIBOR + 4.00%, 0.00% Floor (b)	4.24%	08/14/26	2,458,104
	Interactive Home Entertainment – 1.0%
7,505,202	Playtika Holding Corp., Term Loan B, 6 Mo. LIBOR + 6.00%, 1.00% Floor (b)	7.00%	12/10/24	7,534,172
	Leisure Facilities – 0.1%
605,727	ClubCorp Holdings, Inc., Term Loan B, 3 Mo. LIBOR + 2.75%, 0.00% Floor (b)	2.97%	09/18/24	536,299
	Managed Health Care – 0.3%
2,713,794	Multiplan, Inc. (MPH), Term Loan B, 3 Mo. LIBOR + 2.75%, 1.00% Floor (b)	3.75%	06/07/23	2,673,765
	Movies & Entertainment – 1.0%
5,984,887	Cineworld Group PLC (Crown), Incremental Term Loan B, 6 Mo. LIBOR + 2.75%, 0.00% Floor (b)	3.02%	09/30/26	4,514,879
1,993,843	Cineworld Group PLC (Crown), Term Loan B, 6 Mo. LIBOR + 2.50%, 0.00% Floor (b)	2.77%	02/28/25	1,522,598
2,036,316	PUG, LLC (Stubhub), Term Loan B, 1 Mo. LIBOR + 3.50%, 0.00% Floor (b)	3.65%	02/12/27	1,901,410
				7,938,887
	Packaged Foods & Meats – 0.9%
5,615,759	BellRing Brands, LLC, Term Loan B, 1 Mo. LIBOR + 5.00%, 1.00% Floor (b)	6.00%	10/21/24	5,629,799

See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Portfolio of Investments (Continued)
November 30, 2020 (Unaudited)
Principal Value	Description	Rate (d)	Stated Maturity (e)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)
	Packaged Foods & Meats (Continued)
$1,830,055	Simply Good Foods (Atkins Nutritionals, Inc.), Term Loan B, 1 Mo. LIBOR + 3.75%, 1.00% Floor (b)	4.75%	07/07/24	$1,831,574
				7,461,373
	Paper Packaging – 0.4%
3,217,023	Graham Packaging Company, L.P., Initial Term Loan, 1 Mo. LIBOR + 3.75%, 0.75% Floor (b)	4.50%	07/28/27	3,211,811
	Pharmaceuticals – 0.6%
2,595,743	Akorn, Inc., Exit Take Back Term Loan, 3 Mo. LIBOR + 7.50%, 1.00% Floor (b) (f) (g)	8.50%	09/30/25	2,594,134
1,994,832	Mallinckrodt International Finance S.A., 2017 Term Loan B, 3 Mo. LIBOR + 4.75%, 0.75% Floor (c)	5.50%	09/24/24	1,863,233
				4,457,367
	Restaurants – 0.9%
4,234,143	IRB Holding Corp. (Arby’s/Inspire Brands), Term Loan B, 6 Mo. LIBOR + 2.75%, 1.00% Floor (b)	3.75%	02/05/25	4,156,192
2,992,443	Portillo’s Holdings, LLC, Term Loan B-3, 3 Mo. LIBOR + 5.50%, 1.00% Floor (b)	6.50%	08/30/24	2,887,708
				7,043,900
	Specialized Consumer Services – 4.5%
35,381,364	Asurion, LLC, Second Lien Replacement B-2 Term Loan, 1 Mo. LIBOR + 6.50%, 0.00% Floor (b)	6.65%	08/04/25	35,573,131
	Systems Software – 3.3%
4,987,150	Applied Systems, Inc., 1st Lien Term Loan, 3 Mo. LIBOR + 3.00%, 1.00% Floor (b)	4.00%	09/19/24	4,966,204
6,000,000	Applied Systems, Inc., 2nd Lien Term Loan, 3 Mo. LIBOR + 7.00%, 1.00% Floor (b)	8.00%	09/19/25	6,011,280
6,314,565	BMC Software Finance, Inc. (Boxer Parent), Term Loan B, 1 Mo. LIBOR + 4.25%, 0.00% Floor (b)	4.40%	10/02/25	6,236,833
5,830,972	Misys Financial Software Ltd. (Almonde, Inc.) (Finastra), Term Loan B, 6 Mo. LIBOR + 3.50%, 1.00% Floor (b)	4.50%	06/13/24	5,642,807
2,992,085	Riverbed Technology, Inc., Term Loan B, 3 Mo. LIBOR + 3.25%, 1.00% Floor (b)	4.25%	04/24/22	2,690,482
				25,547,606
	Total Senior Floating-Rate Loan Interests			337,434,700
	(Cost $332,321,169)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
FOREIGN CORPORATE BONDS AND NOTES – 16.6%
	Building Products – 3.8%
7,000,000	Cemex S.A.B. de C.V. (a)	7.75%	04/16/26	7,400,750
16,450,000	Cemex S.A.B. de C.V. (a)	7.38%	06/05/27	18,480,753
3,505,000	Cemex S.A.B. de C.V. (a)	5.45%	11/19/29	3,842,356
				29,723,859
	Cable & Satellite – 0.4%
3,000,000	Virgin Media Finance PLC (a) (b)	5.00%	07/15/30	3,153,750
	Environmental & Facilities Services – 0.1%
473,000	GFL Environmental, Inc. (a) (b)	3.75%	08/01/25	483,347
See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Portfolio of Investments (Continued)
November 30, 2020 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
FOREIGN CORPORATE BONDS AND NOTES (Continued)
	Integrated Telecommunication Services – 0.5%
$2,500,000	Altice France S.A. (a) (b)	7.38%	05/01/26	$2,627,625
1,000,000	Altice France S.A. (a) (b)	5.13%	01/15/29	1,035,615
				3,663,240
	Other Diversified Financial Services – 2.0%
4,777,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust	6.50%	07/15/25	5,527,989
9,800,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust	3.88%	01/23/28	10,010,905
				15,538,894
	Pharmaceuticals – 9.7%
2,989,000	Bausch Health Cos., Inc. (a) (b)	5.50%	03/01/23	2,991,989
7,600,000	Bausch Health Cos., Inc. (a) (b)	6.13%	04/15/25	7,829,520
3,000,000	Bausch Health Cos., Inc. (a) (b)	5.00%	01/30/28	3,002,850
616,000	Bausch Health Cos., Inc. (a) (b)	5.00%	02/15/29	622,545
8,150,000	Bausch Health Cos., Inc. (a) (b)	7.25%	05/30/29	9,019,075
7,500,000	Bausch Health Cos., Inc. (a) (b)	5.25%	01/30/30	7,669,650
770,000	Bausch Health Cos., Inc. (a) (b)	5.25%	02/15/31	780,106
81,000	Cheplapharm Arzneimittel GmbH (a) (b)	5.50%	01/15/28	83,851
1,650,000	Endo DAC/Endo Finance, LLC/Endo Finco, Inc. (a) (b)	5.88%	10/15/24	1,667,449
17,584,000	Endo DAC/Endo Finance, LLC/Endo Finco, Inc. (a) (b)	9.50%	07/31/27	19,382,492
18,000,000	Mallinckrodt International Finance S.A./Mallinckrodt CB, LLC (a) (b) (c)	10.00%	04/15/25	19,395,000
3,825,000	Mallinckrodt International Finance S.A./Mallinckrodt CB, LLC (a) (b) (c)	10.00%	04/15/25	3,413,812
				75,858,339
	Research & Consulting Services – 0.1%
977,000	Nielsen Co. Luxembourg (The) S.A.R.L. (a) (b)	5.00%	02/01/25	1,006,921
	Total Foreign Corporate Bonds and Notes			129,428,350
	(Cost $120,529,705)

Shares	Description	Value
COMMON STOCKS – 0.4%
	Pharmaceuticals – 0.4%
220,989	Akorn, Inc. (f) (h) (i)	2,918,933
	(Cost $2,534,056)
MONEY MARKET FUNDS – 2.6%
20,449,100	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 0.01% (b) (j)	20,449,100
	(Cost $20,449,100)
	Total Investments – 139.9%	1,090,962,563
	(Cost $1,051,650,112) (k)
	Outstanding Loan – (39.4)%	(307,000,000)
	Net Other Assets and Liabilities – (0.5)%	(3,941,624)
	Net Assets – 100.0%	$780,020,939

(a)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P. (the “Advisor”). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At November 30, 2020, securities noted as such amounted to $612,338,367 or 78.5% of net assets.

See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Portfolio of Investments (Continued)
November 30, 2020 (Unaudited)
(b)	All or a portion of this security serves as collateral on the outstanding loan.
(c)	This issuer has filed for protection in bankruptcy court.
(d)	Senior Floating-Rate Loan Interests (“Senior Loans”) in which the Fund invests pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the LIBOR, (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Senior Loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. When a range of rates is disclosed, the Fund holds more than one contract within the same tranche with identical LIBOR period, spread and floor, but different LIBOR reset dates.
(e)	Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.
(f)	On October 1, 2020, Akorn Holding Company LLC completed a Bankruptcy Plan of Reorganization. In connection with the Plan of Reorganization, the Fund received a portion of a new exit term loan and a share of the newly issued common equity shares in the re-organized company.
(g)	The issuer may pay interest on the loans (1) entirely in cash or (2) in the event that both the Payment-In-Kind (“PIK”) Toggle Condition has been satisfied and the issuer elects to exercise the PIK interest, 2.50% payable in cash and 7.00% payable as PIK interest. The first interest payment is scheduled for January 4, 2021.
(h)	Security received in a transaction exempt from registration under the 1933 Act. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. Pursuant to procedures adopted by the Fund’s Board of Trustees, this security has been determined to be illiquid by the Advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for the security is determined based on security-specific factors and assumptions, which require subjective judgment. At November 30, 2020, securities noted as such amounted to $2,918,933 or 0.4% of net assets.
(i)	Non-income producing security.
(j)	Rate shown reflects yield as of November 30, 2020.
(k)	Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of November 30, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $39,715,103 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $402,652. The net unrealized appreciation was $39,312,451.

LIBOR	London Interbank Offered Rate

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of November 30, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 11/30/2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Corporate Bonds and Notes*	$ 600,731,480	$ —	$ 600,731,480	$ —
Senior Floating-Rate Loan Interests*	337,434,700	—	337,434,700	—
Foreign Corporate Bonds and Notes*	129,428,350	—	129,428,350	—
Common Stocks*	2,918,933	—	2,918,933	—
Money Market Funds	20,449,100	20,449,100	—	—
Total Investments	$ 1,090,962,563	$ 20,449,100	$ 1,070,513,463	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Statement of Assets and Liabilities
November 30, 2020 (Unaudited)
ASSETS:
Investments, at value (Cost $1,051,650,112)	$ 1,090,962,563
Receivables:
Interest	13,067,403
Investment securities sold	2,733,778
Interest reclaims	56,998
Unrealized appreciation on unfunded loan commitments	1,644
Total Assets	1,106,822,386
LIABILITIES:
Outstanding loan	307,000,000
Due to custodian	934,496
Payables:
Investment securities purchased	17,250,578
Investment advisory fees	1,194,887
Interest and fees on loan	272,294
Administrative fees	67,269
Shareholder reporting fees	25,433
Custodian fees	21,944
Audit and tax fees	18,360
Legal fees	4,468
Transfer agent fees	4,157
Trustees’ fees and expenses	3,276
Financial reporting fees	771
Other liabilities	3,514
Total Liabilities	326,801,447
NET ASSETS	$780,020,939
NET ASSETS consist of:
Paid-in capital	$ 734,153,420
Par value	367,260
Accumulated distributable earnings (loss)	45,500,259
NET ASSETS	$780,020,939
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)	$21.24
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)	36,726,034

See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Statement of Operations
For the Period Ended November 30, 2020 (Unaudited) (a)
INVESTMENT INCOME:
Interest	$ 23,052,422
Other	823,956
Total investment income	23,876,378
EXPENSES:
Investment advisory fees	5,446,717
Interest and fees on loan	932,801
Administrative fees	225,056
Legal fees	193,616
Shareholder reporting fees	28,172
Custodian fees	22,637
Audit and tax fees	18,360
Listing expense	10,212
Trustees’ fees and expenses	7,315
Transfer agent fees	4,157
Financial reporting fees	3,957
Other	12,231
Total expenses	6,905,231
NET INVESTMENT INCOME (LOSS)	16,971,147
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments	2,370,282
Net change in unrealized appreciation (depreciation) on:
Investments	39,312,451
Unfunded loan commitments	1,644
Net change in unrealized appreciation (depreciation)	39,314,095
NET REALIZED AND UNREALIZED GAIN (LOSS)	41,684,377
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 58,655,524

(a)	The Fund was seeded on May 21, 2020 and commenced operations on June 25, 2020.
See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Statement of Changes in Net Assets
Period Ended 11/30/2020 (Unaudited) (a)
OPERATIONS:
Net investment income (loss)	$ 16,971,147
Net realized gain (loss)	2,370,282
Net change in unrealized appreciation (depreciation)	39,314,095
Net increase (decrease) in net assets resulting from operations	58,655,524
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(13,155,265)
CAPITAL TRANSACTIONS:
Proceeds from Common Shares sold	734,520,680
Net increase (decrease) in net assets resulting from capital transactions	734,520,680
Total increase (decrease) in net assets	780,020,939
NET ASSETS:
Beginning of period	—
End of period	$ 780,020,939
CAPITAL TRANSACTIONS were as follows:
Common Shares at beginning of period	—
Common Shares sold	36,726,034
Common Shares at end of period	36,726,034

(a)	The Fund was seeded on May 21, 2020 and commenced operations on June 25, 2020.

See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Statement of Cash Flows
For the Period Ended November 30, 2020 (Unaudited)
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$58,655,524
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(2,139,412,520)
Sales, maturities and paydown of investments	1,105,464,817
Net amortization/accretion of premiums/discounts on investments	(815,327)
Net realized gain/loss on investments	(2,370,282)
Net change in unrealized appreciation/depreciation on investments and unfunded loan commitments	(39,314,095)
Changes in assets and liabilities:
Increase in interest receivable	(13,067,403)
Increase in interest reclaims receivable	(56,998)
Increase in due to custodian	934,496
Increase in interest and fees payable on loan	272,294
Increase in investment advisory fees payable	1,194,887
Increase in audit and tax fees payable	18,360
Increase in legal fees payable	4,468
Increase in shareholder reporting fees payable	25,433
Increase in administrative fees payable	67,269
Increase in custodian fees payable	21,944
Increase in transfer agent fees payable	4,157
Increase in trustees’ fees and expenses payable	3,276
Increase in financial reporting fees payable	771
Increase in other liabilities payable	3,514
Cash used in operating activities		$(1,028,365,415)
Cash flows from financing activities:
Proceeds from Common Shares sold	734,520,680
Distributions to Common Shareholders from investment operations	(13,155,265)
Repayment of borrowing	(31,000,000)
Proceeds from borrowing	338,000,000
Cash provided by financing activities		1,028,365,415
Increase in cash		—
Cash at beginning of period		—
Cash at end of period		$—
Supplemental disclosure of cash flow information:
Cash paid during the period for interest and fees		$660,507
See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Financial Highlights
For a Common Share outstanding throughout the period
Period Ended 11/30/2020 (a) (Unaudited)
Net asset value, beginning of period	$ 20.00
Income from investment operations:
Net investment income (loss)	0.46
Net realized and unrealized gain (loss)	1.14
Total from investment operations	1.60
Distributions paid to shareholders from:
Net investment income	(0.36)
Net asset value, end of period	$21.24
Market value, end of period	$19.84
Total return based on net asset value (b)	8.12%
Total return based on market value (b)	1.00%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 780,021
Ratio of total expenses to average net assets	2.17% (c)
Ratio of total expenses to average net assets excluding interest expense	1.88% (c)
Ratio of net investment income (loss) to average net assets	5.34% (c)
Portfolio turnover rate	19%
Indebtedness:
Total loan outstanding (in 000’s)	$ 307,000
Asset coverage per $1,000 of indebtedness (d)	$ 3,541

(a)	The Fund was seeded on May 21, 2020 and commenced operations on June 25, 2020.
(b)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(c)	Annualized.
(d)	Calculated by subtracting the Fund’s total liabilities (not including the loan outstanding) from the Fund’s total assets, and dividing by the outstanding loan balance in 000’s.

See Notes to Financial Statements

Notes to Financial Statements
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
November 30, 2020 (Unaudited)
1. Organization
First Trust High Yield Opportunities 2027 Term Fund (the “Fund”) is a diversified, closed-end management investment company organized as a Massachusetts business trust on June 25, 2020, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund trades under the ticker symbol “FTHY” on the New York Stock Exchange (“NYSE”).
The investment objective of the Fund is to provide current income. Under normal market conditions, the Fund will seek to achieve its investment objective by investing at least 80% of its Managed Assets in high yield debt securities of any maturity that are rated below investment grade at the time of purchase or unrated securities determined by the Advisor (as defined below) to be of comparable quality. High yield debt securities include U.S. and non-U.S. corporate debt obligations and senior, secured floating rate loans (“Senior Loans”)(1). Securities rated below investment grade are commonly referred to as “junk” or “high yield” securities and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. There can be no assurance that the Fund will achieve its investment objective or that the Fund’s investment strategies will be successful.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The net asset value (“NAV”) of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Fund’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Senior Loans are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are fair valued using information provided by a third-party pricing service. The third-party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans. If the third-party pricing service cannot or does not provide a valuation for a particular Senior Loan or such valuation is deemed unreliable, the Advisor’s Pricing Committee may value such Senior Loan at a fair value according to procedures adopted by the Fund’s Board of Trustees, and in accordance with the provisions of the 1940 Act. Fair valuation of a Senior Loan is based on the consideration of all available information, including, but not limited to the following:
1)	the fundamental business data relating to the borrower/issuer;
2)	an evaluation of the forces which influence the market in which these securities are purchased and sold;

(1)	The terms “security” and “securities” used throughout the Notes to Financial Statements include Senior Loans.

Notes to Financial Statements (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
November 30, 2020 (Unaudited)
3)	the type, size and cost of the security;
4)	the financial statements of the borrower/issuer;
5)	the credit quality and cash flow of the borrower/issuer, based on the Advisor’s or external analysis;
6)	the information as to any transactions in or offers for the security;
7)	the price and extent of public trading in similar securities (or equity securities) of the borrower/issuer, or comparable companies;
8)	the coupon payments;
9)	the quality, value and salability of collateral, if any, securing the security;
10)	the business prospects of the borrower/issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower’s/issuer’s management;
11)	the prospects for the borrower’s/issuer’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry;
12)	the borrower’s/issuer’s competitive position within the industry;
13)	the borrower’s/issuer’s ability to access additional liquidity through public and/or private markets; and
14)	other relevant factors.
Corporate bonds, corporate notes, and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Fund’s Board of Trustees, which may use the following valuation inputs when available:
1)	benchmark yields;
2)	reported trades;
3)	broker/dealer quotes;
4)	issuer spreads;
5)	benchmark securities;
6)	bids and offers; and
7)	reference data including market research publications.
Common stocks and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.
Shares of open-end funds are valued at fair value which is based on NAV per share.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the type of security;
2)	the size of the holding;
3)	the initial cost of the security;
4)	transactions in comparable securities;
5)	price quotes from dealers and/or third-party pricing services;
6)	relationships among various securities;
7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)	an analysis of the issuer’s financial statements; and
9)	the existence of merger proposals or tender offers that might affect the value of the security.

Notes to Financial Statements (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
November 30, 2020 (Unaudited)
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of November 30, 2020, is included with the Fund’s Portfolio of Investments.
B. Security Transactions and Investment Income
Security transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Market premiums and discounts are amortized to the earliest call date of each respective borrowing.
In November 2020, ICE Benchmark Administration Limited (IBA), the administrator of the London Interbank Offered Rates (“LIBOR”) announced a consultation process beginning in December 2020 and ending in January 2021 regarding its intention to cease the publication of LIBOR rates. The IBA intends to cease the publication of the one week and two month USD LIBOR settings as well as LIBOR settings in all other currencies immediately following the LIBOR publication on December 31, 2021, and to cease the publication of the remaining USD LIBOR settings (overnight, one month, three month, six month, and twelve month) immediately following the LIBOR publication on June 30, 2023. Follow-up announcements by the Financial Conduct Authority (“FCA”) and US Regulators support the IBA’s intention and include supervisory guidance encouraging parties to adopt fallback LIBOR rates in existing arrangements as soon as practical and to cease entering into new arrangements that use LIBOR as a reference rate no later than December 31, 2021.
In the United States, the Alternative Reference Rates Committee (the “ARRC”), a group of market participants convened by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York in cooperation with other federal and state government agencies, has since 2014 undertaken efforts to identify U.S. dollar reference interest rates as alternatives to LIBOR and to facilitate the mitigation of LIBOR-related risks. In June 2017, the ARRC identified the Secured Overnight Financing Rate (“SOFR”), a broad measure of the cost of cash overnight borrowing collateralized by U.S. Treasury securities, as the preferred alternative for U.S. dollar LIBOR. The Federal Reserve Bank of New York began daily publishing of SOFR in April 2018.
At this time, it is not possible to predict the full impact of the elimination of LIBOR and the establishment of an alternative reference rate on the Fund or its investments.
Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Due to the nature of the Senior Loan market, the actual settlement date may not be certain at the time of the purchase or sale for some of the Senior Loans. Interest income on such Senior Loans is not accrued until settlement date. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At November 30, 2020, the Fund had no when-issued, delayed-delivery or forward purchase commitments.

Notes to Financial Statements (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
November 30, 2020 (Unaudited)
C. Unfunded Loan Commitments
The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower’s discretion. Unfunded loan commitments are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statement of Assets and Liabilities and Statement of Operations. In connection with these commitments, the Fund earns a commitment fee typically set as a percentage of the commitment amount. As of November 30, 2020, the Fund had the following unfunded loan commitment:
Borrower	Principal Value	Commitment Amount	Value	Unrealized Appreciation (Depreciation)
Help at Home (HAH Group Holding Company, LLC), Term Loan	$337,609	$332,589	$334,233	$1,644
D. Dividends and Distributions to Shareholders
The Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with leverage, if any. Distributions of any net long-term capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund’s Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future.
E. Income Taxes
The Fund intends to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable year ended 2021 remains open to federal and state audit. As of November 30, 2020, management has evaluated the application of these standards to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
F. Expenses
The Fund will pay all expenses directly related to its operations.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.35% of the Fund’s Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

Notes to Financial Statements (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
November 30, 2020 (Unaudited)
The Bank of New York Mellon (“BNYM”) serves as the Fund’s administrator, fund accountant and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNYM is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BNYM is responsible for custody of the Fund’s assets. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Computershare, Inc. (“Computershare”) serves as the Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, Computershare is responsible for maintaining shareholder records for the Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Fund for acting in such capacities.
4. Purchases and Sales of Securities
The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the period ended November 30, 2020, were $1,170,192,570 and $142,423,611, respectively.
5. Borrowings
The Fund has a committed facility agreement (the “agreement”) with The Toronto-Dominion Bank, New York Branch that has a maximum commitment amount of $340,000,000. The borrowing rate under the facility is equal to the 1-month LIBOR plus 0.85%. In addition, under the facility, the Fund pays a commitment fee of 0.30% on the undrawn amount of such facility when the utilization is below 90% of the maximum commitment amount. For the period ended November 30, 2020, the average amount outstanding was $203,176,101 with a weighted average interest rate of 1.00%. As of November 30, 2020, the Fund had outstanding borrowings of $307,000,000, which approximates fair value, under the agreement. The borrowings are categorized as Level 2 within the fair value hierarchy. The high and low annual interest rates for the period ended November 30, 2020 were 1.02% and 1.00%, respectively. The interest rate at November 30, 2020 was 1.00%.
6. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
7. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Additional Information
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
November 30, 2020 (Unaudited)
Dividend Reinvestment Plan
If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the “Plan Agent”), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.
If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:
(1)	If Common Shares are trading at or above net asset value (“NAV”) at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.
(2)	If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.
You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.
The Plan Agent maintains all Common Shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.
There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.
Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.
If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.
The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing Computershare, Inc., P.O. Box 505000, Louisville, KY 40233-5000.
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the

Additional Information (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
November 30, 2020 (Unaudited)
SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Amended and Restated By-Laws
On October 19, 2020, after a thorough review, and consistent with the interests of the Fund, the Board of Trustees adopted Amended and Restated By-Laws, dated October 19, 2020 (the “Amended and Restated By-Laws”).
Among other changes, the Amended and Restated By-Laws contain new timelines for advance notice of shareholder proposals and nominations to be brought before a meeting of shareholders. Further, the Amended and Restated By-Laws require compliance with certain procedural and informational requirements in connection with the advance notice of shareholder proposals or nominations, including a requirement to provide certain information about the proponent and the proposal, or in the case of a nomination, the nominee. Any shareholder considering making a nomination or proposal should carefully review and comply with those provisions of the Amended and Restated By-Laws.
The Amended and Restated By-Laws contain certain changes contemplating the nomination, qualification and procedures for the election of Trustees. The Amended and Restated By-Laws require additional information from a nominee for Trustee, and if requested, require a nominee to sit for an interview with the Board, to determine whether the nominee has the ability to critically review, evaluate, question and discuss information provided to the Board, and interact effectively with the other Trustees and management of the Fund, among other parties. Additionally, the Amended and Restated By-Laws include qualifications and eligibility requirements for Trustees.
The Amended and Restated By-Laws provide that in the instance in which the number of persons nominated for election as Trustee exceeds the number of Trustees to be elected, the affirmative vote of a majority of shares outstanding and entitled to vote in such an election is required to elect a Trustee. In all other elections, the plurality standard pursuant to which Trustees are elected will remain.
The Amended and Restated By-Laws also include provisions (the “Control Share Provisions”) pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares of the Fund in a “Control Share Acquisition” may exercise voting rights with respect to such shares only to the extent the authorization of such voting rights is approved by other shareholders of the Fund. The Control Share Provisions are primarily intended to seek to protect the interests of the Fund and its long-term shareholders by limiting the risk that the Fund will become subject to undue influence by opportunistic traders pursuing short-term agendas adverse to the best interests of the Fund and its long-term shareholders. The Control Share Provisions do not eliminate voting rights for common shares acquired in Control Share Acquisitions, but rather entrust the Fund’s other “non-interested” shareholders with determining whether to approve the authorization of the voting rights of the person acquiring such shares.
Subject to various conditions and exceptions, the Control Share Provisions define a “Control Share Acquisition” to include an acquisition of common shares that, but for the Control Share Provisions, would give the beneficial owner upon the acquisition of such shares the ability to exercise voting power in the election of Trustees of the Fund in any of the following ranges:
(i) one-tenth or more, but less than one-fifth of all voting power;
(ii) one-fifth or more, but less than one-third of all voting power;
(iii) one-third or more, but less than a majority of all voting power; or
(iv) a majority or more of all voting power.
Share acquisitions that pre-date the adoption of the Amended and Restated By-Laws are excluded from the definition of Control Share Acquisition. However, such shares are included in assessing whether any subsequent share acquisition exceeds the above thresholds.
Subject to certain conditions and procedural requirements set forth in the Control Share Provisions, including the delivery of a “Control Share Acquisition Statement” to the Fund setting forth certain required information, a shareholder who obtains or proposes to obtain beneficial ownership of common shares in a Control Share Acquisition may demand a special meeting of shareholders for the purpose of considering whether the voting rights of such acquiring person with respect to such shares shall be authorized. If a shareholder who obtains or proposes to obtain beneficial ownership of shares in a Control Share Acquisition does not demand a special meeting of Fund shareholders, consideration of the authorization of voting rights of such shares shall be presented at the Fund’s next annual or special meeting of shareholders.
This discussion is only a high-level summary of certain aspects of the Amended and Restated By-Laws, and is qualified in its entirety by reference to the Amended and Restated By-Laws. Shareholders should refer to the Amended and Restated By-Laws for more information. A copy of the Amended and Restated By-Laws can be found in the Current Report on Form 8-K filed by the Fund with

Additional Information (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
November 30, 2020 (Unaudited)
the Securities and Exchange Commission on October 20, 2020, which is available at www.sec.gov, and may also be obtained by writing to the Secretary of the Fund at the Fund’s principal executive office.
Principal Risks
The Fund is a closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives. The following discussion summarizes the principal risks associated with investing in the Fund, which includes the risk that you could lose some or all of your investment in the Fund. The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and, in accordance therewith, files reports, proxy statements and other information that is available for review.
Corporate Debt Obligations Risk. The market value of corporate debt obligations generally may be expected to rise and fall inversely with interest rates. The market value of corporate debt obligations also may be affected by factors directly related to the issuer, such as investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial performance, perceptions of the issuer in the marketplace, performance of management of the issuer, the issuer’s capital structure and use of financial leverage and demand for the issuer’s goods and services. There is a risk that the issuers of corporate debt may not be able to meet their obligations on interest and/or principal payments at the time called for by an instrument.
Credit Agency Risk. Credit ratings are determined by credit rating agencies and are only the opinions of such entities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk or the liquidity of securities. Any shortcomings or inefficiencies in credit rating agencies’ processes for determining credit ratings may adversely affect the credit ratings of securities held by the Fund and, as a result, may adversely affect those securities’ perceived or actual credit risk.
Credit and Below-Investment Grade Securities Risk. Credit risk is the risk that one or more securities in the Fund’s portfolio will decline in price, or the issuer thereof will fail to pay dividends or interest or repay principal when due. Below-investment grade instruments are commonly referred to as high-yield securities or “junk” bonds and are considered speculative with respect to the issuer’s capacity to pay dividends or interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. High-yield securities are often unsecured and subordinated to other creditors of the issuer. The market values for high-yield securities tend to be very volatile, and these securities are generally less liquid than investment grade securities. For these reasons, an investment in the Fund is subject to the following specific risks: (i) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (ii) greater risk of loss due to default or declining credit quality; (iii) adverse company specific events more likely to render the issuer unable to make dividend, interest and/or principal payments; (iv) negative perception of the high-yield market which may depress the price and liquidity of high-yield securities; (v) volatility; and (vi) liquidity.
Cyber Security Risk. The Fund is susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent or custodian, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers.
Defaulted and Distressed Securities Risk. The Fund may invest in securities that may be in default or distressed—i.e., securities of companies whose financial condition is troubled or uncertain and that may be involved in bankruptcy proceedings, reorganizations or financial restructurings. Distressed securities present a substantial risk of future default which may cause the Fund to incur losses, including additional expenses, to the extent it is required to seek recovery upon a default in the payment of principal or interest on those securities. The Fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the defaulted or distressed securities will eventually be satisfied.
In addition, the Fund may invest in loans of borrowers that are experiencing, or are likely to experience, financial difficulty. These loans are subject to greater credit and liquidity risks than other types of loans. In addition, the Fund can invest in loans of borrowers that have filed for bankruptcy protection or that have had involuntary bankruptcy petitions filed against them by creditors. A

Additional Information (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
November 30, 2020 (Unaudited)
bankruptcy proceeding or other court proceeding could delay or limit the ability of the Fund to collect the principal and interest payments on that borrower’s loans or adversely affect the Fund’s rights in collateral relating to a loan.
Earnings Risk. The Fund’s limited term may cause it to invest in lower yielding securities or hold the proceeds of securities sold near the end of its term in cash or cash equivalents, which may adversely affect the performance of the Fund or the Fund’s ability to maintain its dividend.
Emerging Markets Risk. Investing in emerging market countries, as compared to foreign developed markets, involves substantial additional risk due to more limited information about the issuer and/or the security (including limited financial and accounting information); higher brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems and thinner trading markets; the possibility of currency blockages or transfer restrictions; an emerging market country’s dependence on revenue from particular commodities or international aid; and the risk of expropriation, nationalization or other adverse political or economic developments.
Emerging market countries may lack the social, political and economic stability and characteristics of more developed countries, and their political and economic structures may undergo unpredictable, significant and rapid changes from time to time, any of which could adversely impact the value of investments in emerging markets as well as the availability of additional investments in such markets. The securities markets of emerging market countries may be substantially smaller, less developed, less liquid and more volatile than the major securities markets in the United States and other developed nations. The limited size of these securities markets and the limited trading volume of securities issued by emerging market issuers could cause prices to be erratic and investments in emerging markets can become illiquid. As a result of the foregoing risks, it may be difficult to assess the value or prospects of an investment in such securities.
Foreign Currency Risk. Currency risk is the risk that fluctuations in exchange rates may adversely affect the value of the Fund’s investments. Currency exchange rates fluctuate significantly for many reasons, including changes in supply and demand in the currency exchange markets, actual or perceived changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks, or supranational agencies such as the International Monetary Fund, and currency controls or other political and economic developments in the U.S. or abroad.
Health Care Companies Risk. Through the Fund’s investments in senior loans, the Fund may be significantly exposed to companies in the health care sector. Health care companies are involved in medical services or health care, including biotechnology research and production, drugs and pharmaceuticals and health care facilities and services. These companies are subject to extensive competition, generic drug sales or the loss of patent protection, product liability litigation and increased government regulation. Research and development costs of bringing new drugs to market are substantial, and there is no guarantee that the product will ever come to market. Health care facility operators may be affected by the demand for services, efforts by government or insurers to limit rates, restriction of government financial assistance and competition from other providers.
Hotels, Restaurants & Leisure Risk. Companies in the hotels, restaurants and leisure industry are subject to, among other things, a highly competitive marketplace; the ongoing need to contribute significant capital expenditures and keep pace with changes in technology and consumer preferences; difficulty in obtaining financing; and rapid obsolescence. In addition, these companies may be more sensitive to adverse economic (general and local), business or regulatory developments than other companies.
Illiquid Securities Risk. The Fund invests a substantial portion of its assets in lower-quality debt issued by companies that are highly leveraged. Lower-quality debt tends to be less liquid than higher-quality debt. Moreover, smaller debt issues tend to be less liquid than larger debt issues. Although the resale or secondary market for senior loans is growing, it is currently limited. There is no organized exchange or board of trade on which senior loans are traded. Instead, the secondary market for senior loans is an unregulated inter-dealer or inter-bank resale market. In addition, senior loans in which the Fund invests may require the consent of the borrower and/or agent prior to the settlement of the sale or assignment. These consent requirements can delay or impede the Fund’s ability to settle the sale of senior loans. Depending on market conditions, the Fund may have difficulty disposing its senior loans, which may adversely impact its ability to obtain cash to repay debt, to pay dividends, to pay expenses or to take advantage of new investment opportunities.
Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid securities are also more difficult to value, especially in challenging markets.
Information Technology Companies Risk. Information technology companies produce and provide hardware, software and information technology systems and services. Information technology companies are generally subject to the following risks: rapidly changing technologies and existing product obsolescence; short product life cycles; fierce competition; aggressive pricing and reduced

Additional Information (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
November 30, 2020 (Unaudited)
profit margins; the loss of patent, copyright and trademark protections; cyclical market patterns; evolving industry standards; and frequent new product introductions and new market entrants. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, particularly those involved with the internet, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance. In addition, information technology companies are particularly vulnerable to federal, state and local government regulation, and competition and consolidation, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies also face competition for services of qualified personnel and heavily rely on patents and intellectual property rights and the ability to enforce such rights to maintain a competitive advantage.
Interest Rate Risk. The yield on the Fund’s common shares may rise or fall as market interest rates rise and fall, as senior loans pay interest at rates which float in response to changes in market rates. Changes in prevailing interest rates can be expected to cause some fluctuation in the Fund’s net asset value. Similarly, a sudden and significant increase in market interest rates may cause a decline in the Fund’s net asset value.
Many financial instruments use or may use a floating rate based upon the London Interbank Offered Rate (LIBOR), which is being phased out by the end of 2021. At this time, it is not possible to predict the full impact of the elimination of LIBOR and the establishment of an alternative reference rate on the Fund or its investments.
In addition, for the Fund’s fixed rate investments, when market interest rates rise, the market value of such securities generally will fall. Market value generally falls further for fixed rate securities with longer duration. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected prepayments. This may lock in a below-market yield, increase the security’s duration and further reduce the value of the security. Investments in fixed rate securities with long-term maturities may experience significant price declines if long-term interest rates increase.
Leverage Risk. The use of leverage by the Fund can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return to the common shares will be less than if leverage had not been used. Leverage involves risks and special considerations for common shareholders including: the likelihood of greater volatility of net asset value and market price of the common shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings will reduce the return to the common shareholders or will result in fluctuations in the dividends paid on the common shares; in a declining market, the use of leverage is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares; and when the Fund uses certain types of leverage, the investment advisory fee payable to the Advisor will be higher than if the Fund did not use leverage.
Limited Term Risk. Because the assets of the Fund will be liquidated in connection with the Fund’s termination, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money. In particular, the Fund’s portfolio may still have significant remaining average maturity and duration, and large exposures to lower-quality credits, as the termination date approaches, and if interest rates are high (and the value of lower-quality fixed-income securities consequently low) at the time the Fund needs to liquidate its assets in connection with the termination, the losses due to portfolio liquidation may be significant. Moreover, as the Fund approaches the termination date, its portfolio composition may change as more of its portfolio holdings are called or sold, which may cause the returns to decrease and the NAV of the Common Shares to fall. Rather than reinvesting the proceeds of matured, called or sold securities, the Fund may distribute the proceeds in one or more liquidating distributions prior to the final liquidation, which may cause fixed expenses to increase when expressed as a percentage of assets under management, or the Fund may invest the proceeds in lower yielding securities or hold the proceeds in cash, which may adversely affect its performance. Because the Fund will invest in below investment grade securities, it may be exposed to the greater potential for an issuer of its securities to default, as compared to a fund that invests solely in investment grade securities. As a result, should a Fund portfolio holding default, this may significantly reduce net investment income and, therefore, Common Share dividends, and also may prevent or inhibit the Fund from fully being able to liquidate its portfolio at or prior to the termination date. When terminated, the Fund’s final distribution will be based upon its NAV at the end of the term and investors in the Fund may receive more or less than their original investment.
Management Risk and Reliance on Key Personnel. The implementation of the Fund’s investment strategy depends upon the continued contributions of certain key employees of the Advisor, some of whom have unique talents and experience and would be difficult to replace. The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund.
Market Discount from Net Asset Value. Shares of closed-end investment companies such as the Fund frequently trade at a discount from their net asset value. The Fund cannot predict whether its common shares will trade at, below or above net asset value.

Additional Information (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
November 30, 2020 (Unaudited)
Market Risk. Securities held by the Fund, as well as shares of the Fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. The outbreak of the respiratory disease designated as COVID-19 in December 2019 has caused significant volatility and declines in global financial markets, which have caused losses for investors. The COVID-19 pandemic may last for an extended period of time and will continue to impact the economy for the foreseeable future.
Non-U.S. Securities Risk. The Fund may invest a portion of its assets in securities of non-U.S. issuers. Investing in securities of non-U.S. issuers, which are generally denominated in non-U.S. currencies, may involve certain risks not typically associated with investing in securities of U.S. issuers. These risks include: (i) there may be less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) non-U.S. markets may be smaller, less liquid and more volatile than the U.S. market; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events; (vi) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and interest to investors located in the United States due to blockage of non-U.S. currency exchanges or otherwise; and (vii) withholding and other non-U.S. taxes may decrease the Fund’s return. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, there may be difficulty in obtaining or enforcing a court judgment abroad. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region or in emerging markets.
Potential Conflicts of Interest Risk. First Trust and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, First Trust currently manages and may in the future manage and/or advise other investment funds or accounts with the same or substantially similar investment objectives and strategies as the Fund. In addition, while the Fund is using leverage, the amount of the fees paid to First Trust for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on managed assets. Therefore, First Trust has a financial incentive to leverage the Fund.
Prepayment Risk. Loans and corporate bonds are subject to prepayment risk. Prepayment risk is the risk that the borrower on a loan or issuer of a bond will repay principal (in part or in whole) prior to the scheduled maturity date. The degree to which such repayment occurs may be affected by general business conditions interest rates, the financial condition of the borrower or issuer and competitive conditions among investors, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced which, in turn, may result in a decline in distributions to common shareholders. The Fund may not be able to reinvest the proceeds received on terms as favorable as the prepaid loan or bond.
Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called instruments at market interest rates that are below the Fund’s portfolio’s current earnings rate. A decline in income could affect the common shares’ market price, level of distributions or the overall return of the Fund.
Second Lien Loan Risk. A second lien loan may have a claim on the same collateral pool as the first lien or it may be secured by a separate set of assets. Second lien loans are typically secured by a second priority security interest or lien on specified collateral securing the borrower’s obligation under the interest. Because second lien loans are second to first lien loans, they present a greater degree of investment risk. Specifically, these loans are subject to the additional risk that the cash flow of the borrower and property securing the loan may be insufficient to meet scheduled payments after giving effect to those loans with a higher priority. In addition, loans that have a lower than first lien priority on collateral of the borrower generally have greater price volatility than those loans with a higher priority and may be less liquid.
Senior Loan Risk. In the event a borrower fails to pay scheduled interest or principal payments on a senior loan held by the Fund, the Fund will experience a reduction in its income and a decline in the value of the senior loan, which will likely reduce dividends and lead to a decline in the net asset value of the Fund’s common shares. If the Fund acquires a senior loan from another lender, for example, by acquiring a participation, the Fund may also be subject to credit risks with respect to that lender. Although senior loans may be secured by specific collateral, the value of the collateral may not equal the Fund’s investment when the senior loan is acquired or may decline below the principal amount of the senior loan subsequent to the Fund’s investment. Also, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, the Fund bears the risk that the stock may decline in value, be relatively illiquid, and/or may lose all or substantially all of its value, causing the senior loan to be under collateralized. Therefore, the

Additional Information (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
November 30, 2020 (Unaudited)
liquidation of the collateral underlying a senior loan may not satisfy the issuer’s obligation to the Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be readily liquidated. The senior loan market has seen a significant increase in loans with weaker lender protections including, but not limited to, limited financial maintenance covenants or, in some cases, no financial maintenance covenants (i.e., “covenant-lite loans”) that would typically be included in a traditional loan agreement and general weakening of other restrictive covenants applicable to the borrower such as limitations on incurrence of additional debt, restrictions on payments of junior debt or restrictions on dividends and distributions. Weaker lender protections such as the absence of financial maintenance covenants in a loan agreement and the inclusion of “borrower-favorable” terms may impact recovery values and/or trading levels of senior loans in the future. The absence of financial maintenance covenants in a loan agreement generally means that the lender may not be able to declare a default if financial performance deteriorates. This may hinder the Fund’s ability to reprice credit risk associated with a particular borrower and reduce the Fund’s ability to restructure a problematic loan and mitigate potential loss. As a result, the Fund’s exposure to losses on investments in senior loans may be increased, especially during a downturn in the credit cycle or changes in market or economic conditions.
Valuation Risk. Market quotations may not be readily available for some senior loans and securities in which the Fund invests and valuation may require more research than for liquid securities. In addition, elements of judgment may play a greater role in the valuation of senior loans and certain other securities than for securities with a secondary market, because there is less reliable objective data available. These difficulties may lead to inaccurate asset pricing.
Investment Management Agreement
Board Considerations Regarding Approval of Investment Management Agreement
The Board of Trustees of First Trust High Yield Opportunities 2027 Term Fund (the “Fund”), including the Independent Trustees, unanimously approved the Investment Management Agreement (the “Agreement”) between the Fund and First Trust Advisors L.P. (the “Advisor”) for an initial two-year term at a meeting held on May 11, 2020. The Board determined that the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services expected to be provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreement for the Fund, the Independent Trustees received a report from the Advisor in advance of the Board meeting responding to a request for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services to be provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the proposed advisory fee rate payable by the Fund (1) as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, (2) as compared to the fees charged to a group of recently launched closed-end funds similar to the Fund in their term structure and their no-load public offering price, with the sponsor paying all upfront offering costs, and (3) as compared to fees charged to other clients of the Advisor; the estimated expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; the nature of expenses to be incurred in providing services to the Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; any fall out benefits to the Advisor; and information on the Advisor’s compliance program. The Independent Trustees and their counsel also met separately to discuss the information provided by the Advisor. The Board applied its business judgment to determine whether the arrangement between the Fund and the Advisor is a reasonable business arrangement from the Fund’s perspective.
In evaluating whether to approve the Agreement for the Fund, the Board considered the nature, extent and quality of the services to be provided by the Advisor under the Agreement and considered that employees of the Advisor provide management services to other investment companies in the First Trust Fund Complex with diligence and care. The Board considered that the Advisor will be responsible for the overall management and administration of the Fund and reviewed all of the services to be provided by the Advisor to the Fund, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor’s Leveraged Finance Investment Team will be responsible for the day-to-day management of the Fund’s investments and considered the background and experience of the members of the Leveraged Finance Investment Team. The Board considered the proposed term structure for the Fund, noting that the Fund will seek to provide current income over the course of a seven-year term and is not a “target term” fund designed to return its original net asset value on the termination date. In reviewing the services to be provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objective,

Additional Information (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
November 30, 2020 (Unaudited)
policies and restrictions. The Board noted the efforts expended by the Advisor in organizing the Fund and making arrangements for entities to provide services to the Fund, including arrangements for the use of leverage by the Fund. The Board also noted that the Advisor had agreed to pay all upfront offering costs and that the Fund would be offered with no sales load. At the meeting, the Trustees received a presentation from a representative of the Leveraged Finance Investment Team and were able to ask questions about the team and the proposed investment strategies for the Fund, including the term structure of the Fund and the use of leverage by the Fund. Because the Fund had yet to commence investment operations, the Board could not consider the historical investment performance of the Fund. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services to be provided to the Fund by the Advisor under the Agreement are expected to be satisfactory.
The Board considered the proposed advisory fee rate payable by the Fund under the Agreement for the services to be provided. The Board noted that, under the Agreement, the Fund would pay the Advisor an advisory fee equal to an annual rate of 1.35% of its managed assets. The Board received and reviewed information showing the advisory fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor to other fund clients. With respect to the Expense Group, the Board discussed with representatives of the Advisor how the Expense Group was assembled and how the Fund compared and differed from the peer funds, noting that the peer funds in the Expense Group included both perpetual and “target term” closed-end funds with varying load structures, which limited their comparability. The Board took this information into account in considering the peer data. Based on the information provided, the Board noted that the contractual advisory fee for the Fund, based on both managed assets and net assets, was above the median contractual advisory fee of the peer funds in its Expense Group. In light of the limitations of the Expense Group, the Board also considered a group of recently launched closed-end funds similar to the Fund in their term structure and their no-load public offering price, with the sponsor paying all upfront offering costs, and noted that the contractual advisory fee for the Fund was generally in line with the fees charged to these funds. With respect to fees charged to other fund clients, the Board noted the Advisor’s statement that it currently manages a comparable exchange-traded fund (“ETF”) and a comparable closed-end fund and considered differences between the Fund and the ETF and closed-end fund that limited their comparability. The Board considered the Advisor’s statement that, although the ETF employs a comparable strategy given its focus on below investment grade credit, the ETF has a lower expected return, yield and risk budget due to holding more cash or more liquid securities in light of its daily liquidity requirement. The Board also noted the Fund’s distinct closed-end and term structures as well as its proposed use of leverage. In addition, the Board considered the Advisor’s statement that the comparable closed-end fund is more narrowly focused on senior loans and is structured as a “target term” fund that seeks to return its original net asset value. The Board also noted that, unlike the Fund, the closed-end fund was offered with a sales load. In light of the information considered and the nature, extent and quality of the services expected to be provided to the Fund under the Agreement, the Board determined that the proposed advisory fee for the Fund was fair and reasonable.
The Board considered information and discussed with the Advisor whether there were any expected economies of scale in connection with providing advisory services to the Fund and noted that the Advisor has continued to hire personnel and build infrastructure, including technology, to improve the services to the funds in the First Trust Fund Complex. The Board took into consideration the types of costs to be borne by the Advisor in connection with its services to be performed for the Fund under the Agreement. The Board determined that due to the Fund’s closed-end structure, the potential for realization of economies of scale as Fund assets grow was not a material factor to be considered. The Board considered the Advisor’s estimate of the amount of time the Advisor estimates it will take to recoup its payment of upfront offering costs for the Fund and the Advisor’s estimate of the profitability of the Agreement to the Advisor. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund, including the Advisor’s compensation for fund reporting services to be provided pursuant to a separate Fund Reporting Services Agreement. The Board also noted that the Advisor will not utilize soft dollars in connection with the Fund. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement are fair and reasonable and that the approval of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.

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INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
ADMINISTRATOR,
FUND ACCOUNTANT, AND
CUSTODIAN
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
TRANSFER AGENT
Computershare, Inc.
P.O. Box 505000
Louisville, KY 40233-5000
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)       Not applicable.

(b)	There have been no changes, as of the date of filing, in any of the Portfolio Managers identified in response to paragraph (a)(1) of this item in the Registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

On October 19, 2020, after a thorough review, and consistent with the interests of the Fund, the Board of Trustees adopted Amended and Restated By-Laws, dated October 19, 2020 (the “Amended and Restated By-Laws”).

Among other changes, the Amended and Restated By-Laws contain new timelines for advance notice of nominees for Trustee to be brought before a meeting of shareholders. Further, the Amended and Restated By-Laws require compliance with certain procedural and informational requirements in connection with the advance notice of nominations, including a requirement to provide certain information about the nominee, and if requested, requires a nominee to sit for an interview with the Board to determine whether the nominee has the ability to critically review, evaluate, question and discuss information provided to the Board, and interact effectively with the other Trustees and management of the Fund, among other parties. Additionally, the Amended and Restated By-Laws include qualifications and eligibility requirements for Trustees. Any shareholder considering making a nomination should carefully review and comply with those provisions of the Amended and Restated By-Laws.

This discussion is only a high-level summary of certain aspects of the Amended and Restated By-Laws, and, is qualified in its entirety by reference to the Amended and Restated By-Laws. Shareholders should refer to the Amended and Restated By-Laws for more information. A copy of the Amended and Restated By-Laws can be found in the Current Report on Form 8-K filed by the Fund with the Securities and Exchange Commission on October 20, 2020, which is available at www.sec.gov, and may also be obtained by writing to the Secretary of the Fund at the Fund’s principal executive office.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.
(b)	Not applicable.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust High Yield Opportunities 2027 Target Term Fund
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	February 4, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	February 4, 2021
By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	February 4, 2021

* Print the name and title of each signing officer under his or her signature.